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                                                                   EXHIBIT 10.51

                           THIRD ADDENDDUM TO LEASE
                            LESSOR: FRANK F. PARKER

                LESSEE: DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                            A DELAWARE CORPORATION

              ADDRESS: 16722 MILLIKAN AVENUE, IRVINE, CALIFORNIA

                             DATED: AUGUST 8, 1997

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
1. Lease term:                                          The above referenced lease is extended for one (1)
                                                        year commencing November 1, 1999, and ending
                                                        October 31, 2000.

2. Base Rental Rate:                                    The base rental rate during the extended term
                                                        shall be $7,560.00 per month.

THE FOREGOING IS HEREBY                                 THE FOREGOING IS HEREBY
ACKNOWLEDGED AND AGREED TO                              ACKNOWLEDGED AND AGREED TO

DATED:  September 7, 1999.                             DATED:   August 18, 1999.



LESSOR: FRANK F. PARKER                                 LESSEE: DENTAL/MEDICAL DIAGNOSTIC
                                                                SYSTEMS, INC.

BY: /s/ FRANK F. PARKER                                 BY:  /S/ DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.

ITS:                                                    ITS:
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